                                                              EXHIBIT 10.27


                           SERVICES PURCHASE AGREEMENT

     THIS SERVICES PURCHASE AGREEMENT is entered into as of the 4th day of April, 2000, between Trans Union LLC, a Delaware limited liability company ("Trans Union"), and PRIMIS, Inc., a Georgia corporation ("PRIMIS").

                                    RECITALS

     A. Trans Union is engaged in providing consumer credit reporting and other services, including packaged settlement services, to lenders and others on a nationwide basis.

     B. PRIMIS is engaged in providing home appraisal and valuation products and related services (collectively, "Services") to lenders and others on a nationwide basis.

     C. Trans Union desires to purchase from PRIMIS, and PRIMIS desires to provide to Trans Union, Services on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1.   SERVICES TO BE PROVIDED BY PRIMIS; PREFERRED PROVIDER STATUS.

         (a) On the terms and subject to the conditions set forth herein, PRIMIS shall make available to Trans Union, and Trans Union shall be entitled to purchase from PRIMIS all of the Services currently or hereafter offered generally by PRIMIS to its customers. Trans Union shall place orders for Services in accordance with PRIMIS's standard procedures or in accordance with such other procedures as the parties shall mutually agree upon.

         (b) Trans Union hereby designates PRIMIS as a preferred provider with respect to URARs and Forms 2055, including URARs and Forms 2055 to be included in packaged settlement services provided by Trans Union to lenders and other financial institutions in connection with home equity and other mortgage loans.

         (c) PRIMIS shall deliver all Services purchased by Trans Union electronically and Trans Union hereby accepts such method of service delivery.

     2. PERFORMANCE STANDARDS. PRIMIS shall provide the Services in compliance with all applicable state, federal and local laws and regulations and with the Uniform Standards of Professional Appraisal Practice, as the same may be amended from time to time. In addition, PRIMIS acknowledges that Trans Union may be subject to certain performance standards and timelines imposed by its customers that may be applicable to the Services to be provided by PRIMIS hereunder ("Performance Standards"). Trans Union shall notify PRIMIS from time to time of all such Performance Standards and PRIMIS shall use its best efforts to comply therewith.

Furthermore, during the course of negotiating Performance Standards with its customers from time to time, Trans Union shall communicate to PRIMIS all of the relevant Performance Standards sought to be imposed on Trans Union and shall work with PRIMIS to facilitate the adoption by Trans Union and its customers of Performance Standards that are reasonably achievable by PRIMIS.

     3.   COMPENSATION FOR SERVICES.

         (a) PRICING. The prices payable by Trans Union for Services hereunder shall be as set forth from time to time in pricing supplements signed by both parties to this Agreement. Trans Union shall be entitled to the most favorable pricing offered by PRIMIS to any client purchasing like volumes of Services. Concurrently with the execution of this Agreement, PRIMIS and Trans Union shall execute and deliver to each other the first pricing supplement to this Agreement.

         (b) PAYMENT. Trans Union shall track internally the Services provided hereunder by PRIMIS during each of Trans Union's monthly billing cycles and shall make payment to PRIMIS by electronic funds transfer based upon its internal monthly tracking records with respect to such Services within ten (10) days after the end of each such billing cycle. After the first monthly payment date, PRIMIS shall, at least five (5) days prior to the monthly payment date, provide to Trans Union a reconciliation of Trans Union's prior monthly payment and PRIMIS's records regarding Services actually rendered and charges incurred by Trans Union for the previous month; Trans Union agrees to adjust its monthly payments for proper reconciliation of preceding months' charges at each payment date on a timely basis.

     4. QUARTERLY REVIEW MEETINGS. PRIMIS shall meet no less frequently than quarterly with Trans Union to review PRIMIS's performance under this Agreement as well as PRIMIS's general financial and strategic performance.

     5. TERM AND TERMINATION. Subject to the provisions for early termination hereinafter provided, this Agreement shall be for a term of three (3) years commencing on the date hereof. Either party (a non-defaulting party) may terminate this Agreement immediately upon the occurrence of any of the following events:

         (a) a material failure by the other party to observe or perform any material covenant or obligation under this Agreement, or the material breach of any representation or warranty made herein by the other party, and the continuation of such failure or breach for a period of thirty (30) days after notice of such failure or breach has been given by the non-defaulting party;

         (b) the other party admitting its inability to pay its debts as they mature or making of an assignment for the benefit of creditors;

         (c) the commencement of proceedings by or against the other party in bankruptcy, or for corporate reorganization, or for the readjustment of debts under laws relating to bankruptcy or for the relief of debtors now or hereafter existing, and, in the case of proceedings commenced against such party, the failure to discharge such proceedings within sixty (60) days of their commencement;

         (d) the appointment of a receiver or trustee for the other party or a substantial part of the other party's assets or the institution of any proceedings for the dissolution or the full or partial liquidation of the other party, which proceedings shall not have been discharged within thirty (30) days of their commencement.

In addition, Trans Union may terminate this Agreement as provided in Section 8 herein. Upon the expiration or termination of this Agreement, PRIMIS shall fulfill in a timely manner all outstanding orders for Services placed by Trans Union prior to such expiration or termination and Trans Union shall pay PRIMIS for such services as herein provided.

     6. REPRESENTATIONS AND WARRANTIES OF PRIMIS. PRIMIS hereby represents and warrants to Trans Union as follows:

         (a) PRIMIS is a corporation duly organized, validly existing and in good standing the laws of the State of Georgia, and has the full corporate power and authority (i) to own and use its properties, (ii) to transact the business in which it is engaged and (iii) to execute, deliver and perform this Agreement.

         (b) The execution, delivery and performance of this Agreement by PRIMIS has been duly authorized by all necessary corporate action and will not violate any provision of its organizational documents or constitute a material breach or violation of or default under, or require the consent of any other person under, any material agreement to which PRIMIS is a party or is otherwise bound.

         (c) This Agreement constitutes the valid and binding obligation of PRIMIS, enforceable against PRIMIS in accordance with its terms.

     7.   INDEMNIFICATION.

         (a) PRIMIS shall indemnify, defend and hold harmless Trans Union and its directors, officers, employees and agents from and against any and all losses, costs, damages, claims, suits, liabilities and expenses, including reasonable attorneys' fees and expenses, actually suffered or incurred by any of them arising out of or resulting from the negligence or willful misconduct of PRIMIS and its officers, employees, agents or subcontractors.

         (b) Trans Union shall indemnify, defend and hold harmless PRIMIS and its directors, officers, employees and agents from and against any and all losses, costs, damages, claims, suits, liabilities and expenses, including reasonable attorneys' fees and expenses, actually suffered or incurred by any of them arising out of or resulting from the negligence or willful misconduct of Trans Union and its officers, employees, agents or subcontractors in (i) ordering Services from PRIMIS and providing the information necessary for PRIMIS to perform the Services, and (ii) the use, handling or resale of the Services as part of Trans Union's packaged settlement services or otherwise.

     8. INSURANCE. Schedule I to this Agreement sets forth a summary of PRIMIS's insurance policies with respect to its business. During the term of this Agreement, PRIMIS shall maintain such insurance with respect to its business, with such coverages and in such amounts and with reputable carriers, as is customary for businesses similarly situated, and shall from time to time upon Trans Union's request provide Trans Union with certificates of insurance evidencing the same. Within twenty (20) days after the execution and delivery hereof, PRIMIS shall provide to Trans Union a certificate of insurance listing Trans Union as an additional insured under the General Liability policy with respect to PRIMIS's negligence. PRIMIS shall use commercially reasonable efforts to add Trans Union as an additional insured under PRIMIS's errors and omissions policies as soon as practicable. Failure by PRIMIS to have Trans Union so added to each such policy not later than the next renewal of that policy shall give rise to Trans Union having the right to terminate this Agreement, which right shall be exercised, at the sole discretion of Trans Union, within sixty (60) days after Trans Union's receipt of written notice of PRIMIS's failure to add Trans Union as an additional insured as above described. Trans Union reserves the right to decide not to be added as an additional insured on any specific PRIMIS insurance policy.

     9.   MISCELLANEOUS.

         (a) INDEPENDENT CONTRACTOR. PRIMIS is engaged by Trans Union only for the purposes and to the extent set forth in this Agreement and its relationship to Trans Union shall be that of an independent contractor. Nothing in this Agreement shall be construed to create a relationship of partnership or joint venture between the parties and each of Trans Union and PRIMIS shall be independent contractors with respect to the conduct of their respective businesses. Nothing contained in this Agreement shall be construed to prohibit Trans Union from obtaining appraisal and valuation services from any other person during the term of this Agreement.

         (b) SCHEDULES. Any Schedules attached hereto are an integral part of this Agreement and reference to this Agreement shall be deemed to include any such Schedules.

         (c) SEVERABILITY. If any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and each provision of this Agreement shall be enforced to the fullest extent permitted by law.

         (d) WAIVER. No waiver of a breach of any provision of this Agreement shall be effective unless given in writing by the party from which the waiver is sought. No waiver by any party of a breach of any provision of this Agreement by the other party shall operate or be construed as a waiver of any subsequent breach of such provision by such other party or of any breach of any other provision of this Agreement.

         (e) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, including delivery by courier or overnight delivery service, or on the date delivered by facsimile (with receipt confirmed electronically), or three (3) days following the date when deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, in each case addressed as follows:

                           If to PRIMIS:

                           PRIMIS, Inc.
                           11475 Great Oaks Way, Suite 320
                           Alpharetta, GA  30022
                           Attn:  Chief Legal Officer
                           Telephone:  (770) 777-8600
                           Facsimile:   (770) 777-8922

                           If to Trans Union:

                           Trans Union LLC
                           555 West Adams Street
                           Chicago, IL  60661
                           Attn:  General Counsel
                           Telephone:  (312) 466-7774
                           Facsimile:  (312) 466-7986

or to such other address as either party shall notify the other as provided herein.

         (f) BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party.

         (g) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to the conflicts of laws provisions thereof.

         (i) ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire agreement between the parties hereto with respect to the services to be provided hereunder and supersedes all prior and contemporaneous agreements and understandings with respect thereto. No modifications or amendments of this Agreement shall be valid or effective unless in writing executed by both parties hereto.

         (j) COSTS OF ENFORCEMENT. In the event any legal action is taken by either party against the other party to enforce any of the terms and provisions of this Agreement, the unsuccessful party to such action shall pay to the prevailing party therein all court costs, reasonable attorneys' fees and expenses incurred by the prevailing party.

         (k) INTERPRETATION. This Agreement is a contract of Trans Union acting through its Resources and Property Management Division; shall be interpreted solely with respect to the Resource and Property Management Division and no other division or business unit of Trans Union; and any performance obligation of Trans Union under this Agreement shall be considered a performance obligation of the Resource and Property Management Division and no other division or business unit of Trans Union.

         (l) REPRESENTATION AND WARRANTY OF TRANS UNION. This Agreement constitutes the valid and binding obligation of Trans Union, enforceable against Trans Union in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   PRIMIS, INC.


                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:


                                   TRANS UNION LLC


                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:



                                   SCHEDULE I

                              Summary of Insurance


------------------------- ---------------- --------------------------------- ---------------------- ------------------
POLICY                    CARRIER          LIMITS                            DEDUCTIBLE             RENEWAL DATE
------------------------- ---------------- --------------------------------- ---------------------- ------------------


Commercial General        St. Paul         $1,000,000/occurrence;            None                   04/01/01
Liability                 Insurance        $2,000,000 aggregate
                          Company
------------------------- ---------------- --------------------------------- ---------------------- ------------------
Workers' Compensation     St. Paul         Statutory limits                  None                   04/01/01
                          Insurance
                          Company
------------------------- ---------------- --------------------------------- ---------------------- ------------------
Automobile Liability      St. Paul         $1,000,000 combined single limit  None                   04/01/01
                          Insurance
                          Company
------------------------- ---------------- --------------------------------- ---------------------- ------------------
Appraisal Errors &        Executive Risk   $2,000,000/claim; $2,000,000      $5,000 each claim      07/01/00
Omissions                 Spec. Ins. Co.   aggregate
------------------------- ---------------- --------------------------------- ---------------------- ------------------
Title Errors & Omissions  Executive Risk   $2,000,000/claim; $2,000,000      $5,000 each claim      10/01/00
                          Indemnity Inc.   aggregate
------------------------- ---------------- --------------------------------- ---------------------- ------------------
Flood Errors & Omissions  Legion           $1,000,000/claim; $1,000,000      $5,000 each claim      11/ 09/00
                          Indemnity        aggregate
                          Company
------------------------- ---------------- --------------------------------- ---------------------- ------------------
Inspections Errors &      Lexington        $1,000,000/claim; $1,000,000      $25,000 each claim     03/31/01
Omissions                 Insurance        aggregate
                          Company
------------------------- ---------------- --------------------------------- ---------------------- ------------------


                                       7